UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22763

CPG Carlyle Commitments Fund, LLC
 (Exact name of registrant as specified in charter)

805 Third Avenue
New York, New York 10022
 (Address of principal executive offices) (Zip code)

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, NY 10022
 (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 317-9200

Date of fiscal year end: March 31

Date of reporting period: March 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Fund, LLC

(formerly CPG Carlyle Fund, LLC)

Financial Statements

For the Year Ended March 31, 2017

(Including the Financial Statements of
CPG Carlyle Commitments Master Fund, LLC)

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Fund, LLC

Table of Contents
For the Year Ended March 31, 2017

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Statement of Operations	3
Statements of Changes in Net Assets	4
Statement of Cash Flows	5
Financial Highlights	6-7
Notes to Financial Statements	8-12
Other Information (unaudited)	13-14
Fund Management (unaudited)	15-16
Financial Statements of CPG Carlyle Commitments Master Fund, LLC*	Appendix A

*
For a description of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

CPG Carlyle Commitments Fund, LLC

Report of Independent Registered Public Accounting Firm
For the Year Ended March 31, 2017

The Board of Directors and Unit holders of
CPG Carlyle Commitments Fund, LLC

We have audited the accompanying statement of assets and liabilities of CPG Carlyle Commitments Fund, LLC (formerly, CPG Carlyle Fund, LLC) (the “Fund”), as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CPG Carlyle Commitments Fund, LLC at March 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 30, 2017

1

CPG Carlyle Commitments Fund, LLC

Statement of Assets and Liabilities
March 31, 2017

Assets
Investment in CPG Carlyle Commitments Master Fund, LLC, at fair value (cost $799,345,487)	$954,286,634
Due from CPG Carlyle Commitments Master Fund, LLC	9,856,168
Cash	3,873,000
Prepaid expenses and other assets	59,833
Total Assets	968,075,635

Liabilities
Payable for shares repurchased	9,864,563
Capital contributions received in advance	3,873,000
Sub-placement agent fee payable	1,042,768
Professional fees payable	455,453
Transfer agent fees payable	174,863
Accounting and administration fees payable	6,625
Payable to Adviser	5,672
Accounts payable and other accrued expenses	8,552
Total Liabilities	15,431,496
Net Assets	$952,644,139

Composition of Net Assets:
Paid-in capital	$1,003,887,595
Accumulated net investment loss	(8,574,760)
Accumulated net realized loss from investments and other foreign currency denominated assets and liabilities, net of income taxes	(109,157,915)
Accumulated net change in unrealized appreciation on investments and other foreign currency denominated assets and liabilities, net of income taxes	66,489,219
Net Assets	$952,644,139

Net Assets Attributable to:
Class A Units	$679,521,523
Class I Units	273,122,616
$952,644,139
Units of Beneficial Interest Outstanding (Unlimited Number of Units Authorized):
Class A Units	52,144,924
Class I Units	10,013,593
62,158,517
Net Asset Value per Unit:
Class A Units*	$13.03
Class I Units	$27.28

*	Class A Unit Investors may be charged a sales load (“placement fee”) up to a maximum of 3.50% on the amount they invest.

See accompanying notes to financial statements.

2

CPG Carlyle Commitments Fund, LLC

Statement of Operations
For the Year Ended March 31, 2017

Net Investment Loss Allocated from CPG Carlyle Commitments Master Fund, LLC
Dividend income	$9,567,842
Interest income	289,353
Expenses	(12,721,440)
Net Investment Loss Allocated from CPG Carlyle Commitments Master Fund, LLC	(2,864,245)

Fund Expenses
Sub-placement agent fee	3,872,733
Transfer agent fees	927,250
Professional fees	775,000
Directors' and Officer fees	83,282
Accounting and administration fees	26,500
Other fees	109,173
Net Fund Expenses	5,793,938

Net Investment Loss	(8,658,183)

Net Realized Gain and Change in Unrealized Appreciation on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC
Net realized gain from:
Investments and other foreign currency denominated assets and liabilities, net of income taxes	57,482,473
Net change in unrealized appreciation on:
Investments and other foreign currency denominated assets and liabilities, net of income taxes	43,569,510
Net Realized Gain and Change in Unrealized Appreciation on Investments and Other Foreign Currency Denominated Assets and Liabilities Allocated from CPG Carlyle Commitments Master Fund, LLC	101,051,983

Net Increase in Net Assets Resulting from Operations	$92,393,800

See accompanying notes to financial statements.

3

CPG Carlyle Commitments Fund, LLC

Statements of Changes in Net Assets

	Year Ended March 31, 2017	Year Ended March 31, 2016
Changes in Net Assets Resulting from Operations
Net investment loss, net of income taxes	$(8,658,183)	$(11,495,138)
Net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	57,482,473	34,528,593
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of income taxes	43,569,510	(26,658,627)
Net change in Net Assets Resulting from Operations	92,393,800	(3,625,172)

Distributions to investors
From net realized gains
Class A Units	(61,116,857)	(37,287,018)
Class I Units	(23,254,036)	(12,711,429)
Net change in net assets from distributions to investors	(84,370,893)	(49,998,447)

Change in Net Assets Resulting from Capital Transactions
Class A Units
Capital contributions	54,667,808	144,092,212
Reinvested distributions	57,007,901	34,743,961
Capital withdrawals	(37,540,613)	(15,182,471)
Total Class A Units Transactions	74,135,096	163,653,702

Class I Units
Capital contributions	56,966,535	71,236,557
Reinvested distributions	21,874,533	12,244,904
Capital withdrawals	(14,342,852)	(11,161,681)
Total Class I Units Transactions	64,498,216	72,319,780
Net Change in Net Assets Resulting from Capital Transactions	138,633,312	235,973,482

Total Net Increase in Net Assets	146,656,219	182,349,863

Net Assets
Beginning of year	805,987,920	623,638,057
End of year	$952,644,139	$805,987,920
Accumulated Net Investment Loss	$(20,297,967)	$(11,639,784)

Unit Activity
Class A Units
Capital contributions	4,219,757	10,458,142
Reinvested distributions	4,591,894	2,641,785
Capital withdrawals	(2,870,367)	(1,121,138)
Net Change in Class A Units Outstanding	5,941,284	11,978,789

Class I Units
Capital contributions	2,110,665	2,480,685
Reinvested distributions	843,508	448,407
Capital withdrawals	(522,774)	(395,458)
Net Change in Class I Units Outstanding	2,431,399	2,533,634

Total Change in Units Outstanding	8,372,683	14,512,423

See accompanying notes to financial statements.

4

CPG Carlyle Commitments Fund, LLC

Statement of Cash Flows
For the Year Ended March 31, 2017

Cash Flows From Operating Activities
Net increase in net assets from operations	$92,393,800
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net investment loss allocated from CPG Carlyle Commitments Master Fund, LLC	2,864,245
Net realized gain on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(57,482,473)
Net change in unrealized appreciation on investments and other foreign currency allocated from CPG Carlyle Commitments Master Fund, LLC, net of income taxes	(43,569,510)
Purchases of interests in CPG Carlyle Commitments Master Fund, LLC	(52,418,259)
(Increase) in Assets:
Prepaid expenses and other assets	(22,962)
Increase/(Decrease) in Liabilities:
Payable to Adviser	(2,001)
Sub-placement agent fee payable	134,755
Transfer agent fees payable	118,273
Professional fees payable	210,951
Net Cash Used in Operating Activities	(57,773,181)

Cash Flows from Financing Activities
Proceeds from capital contributions, including capital contributions received in advance	96,573,374
Distributions to investors, net of reinvestments of distributions	(5,488,459)
Payments for shares repurchased	(48,372,703)
Net Cash Provided by Financing Activities	42,712,212

Net change in Cash	(15,060,969)
Cash at beginning of year	18,933,969
Cash at end of year	$3,873,000
Supplemental disclosure of non-cash activities
Reinvested distributions	$78,882,434

See accompanying notes to financial statements.

5

CPG Carlyle Commitments Fund, LLC

Financial Highlights
Class A Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year/Period
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period from June 1, 2013 (Commencement of Class A Units) to March 31, 2014
Per Unit Operating Performance:
Net Asset Value, beginning of year/period	$13.00	$13.96	$13.81	$12.00
Activity from investment operations:
Net investment loss	(0.11)	(0.14)	(0.16)	(0.14)
Net realized gain and unrealized appreciation on investments	1.42	0.10	1.09	1.98
Total from investment operations	1.31	(0.04)	0.93	1.84

Distributions to investors
From net realized gains	(1.28)	(0.92)	(0.78)	(0.03)
Total distributions to investors	(1.28)	(0.92)	(0.78)	(0.03)

Net Asset Value, end of year/period	$13.03	$13.00	$13.96	$13.81

Net Assets, end of year/period (in thousands)	$679,521	$600,847	$477,860	$231,901

Ratios/Supplemental Data:
Net investment loss	(1.16%)	(1.71%)	(1.89%)	(2.27	%)(1)
Gross Expenses (2)	2.27%	2.23%	2.15%	3.23	%(1)
Expense Recoupment/(Waiver)	—	—	0.15%	(0.65	%)(1)
Net Expenses (3)	2.27%	2.23%	2.30%	2.58	%(1)
Portfolio Turnover Rate (Master Fund)	0.00%	0.00%	0.00%	0.00	%(4)
Total Return (5)	10.57%	(0.32%)	7.05%	15.31	%(4)

(1)	Annualized for periods less than one full year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Advisor.

(3)	Included in the above ratio are other expenses of 0.47% as of March 31, 2017, 0.49% as of March 31, 2016, 0.50% as of March 31, 2015 and 0.76% as of March 31, 2014.

(4)	Not annualized.

(5)
Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

6

CPG Carlyle Commitments Fund, LLC

Financial Highlights
Class I Units

Per Unit Data and Ratios for a Unit of Beneficial Interest Outstanding Throughout the Year/Period
	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period from July 1, 2013 (Commencement of Class I Units) to March 31, 2014
Per Unit Operating Performance:
Net Asset Value, beginning of year/period	$27.06	$28.88	$28.38	$25.00
Activity from investment operations:
Net investment loss	(0.09)	(0.17)	(0.10)	(0.15)
Net realized gain and unrealized appreciation on investments	2.99	0.27	2.22	3.56
Total from investment operations	2.90	0.10	2.12	3.41

Distributions to investors
From net realized gains	(2.68)	(1.92)	(1.62)	(0.03)
Total distributions to investors	(2.68)	(1.92)	(1.62)	(0.03)

Net Asset Value, end of year/period	$27.28	$27.06	$28.88	$28.38

Net Assets, end of year/period (in thousands)	$273,123	$205,141	$145,778	$44,548

Ratios/Supplemental Data:
Net investment loss	(0.54%)	(1.11%)	(1.28%)	(1.64	%)(1)
Gross Expenses (2)	1.67%	1.63%	1.55%	2.47	%(1)
Expense Recoupment/(Waiver)	—	—	0.15%	(0.49	%)(1)
Net Expenses (3)	1.67%	1.63%	1.70%	1.98	%(1)
Portfolio Turnover Rate (Master Fund)	0.00%	0.00%	0.00%	0.00	%(4)
Total Return (5)	11.23%	0.28%	7.70%	13.65	%(4)

(1)	Annualized for periods less than one full year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Advisor.

(3)	Included in the above ratio are other expenses of 0.47% as of March 31, 2017, 0.49% as of March 31, 2016, 0.50% as of March 31, 2015 and 0.76% as of March 31, 2014.

(4)	Not annualized.

(5)
Total return based on per unit net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

7

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements
March 31, 2017

1.	ORGANIZATION

CPG Carlyle Commitments Fund, LLC (the “Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Fund commenced operations on June 1, 2013. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest substantially all of its assets in limited liability company interests (“Interests”) in CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”), a limited liability company organized under the laws of the State of Delaware, which is also registered under the 1940 Act. The Master Fund expects to invest predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments (“Direct Investments”) sponsored by The Carlyle Group L.P. and its affiliates (“Carlyle”) with an emphasis on private equity funds as more fully described in the Confidential Memorandum as amended from time to time. The Fund’s and Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. Effective March 22, 2017 the Fund changed its name from CPG Carlyle Fund, LLC.

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Fund and to the oversight of the Board. The Directors have engaged the Adviser to be responsible for the day-to-day management of the Fund.

As of March 31, 2017, the Fund owned 100.00% of the Interests in the Master Fund with the Adviser owning an amount which rounded to less than 0.00%.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers two classes of Units, Class A Units and Class I Units, which differ in their respective sales load (the “Placement Fee”) and Sub-Placement Agent Fee (as defined below). Each class of Units may be purchased as of the first business day of each month based upon their respective then current net asset values. Class A Unit Investors may be charged a Placement Fee up to a maximum of 3.50% on the amount they invest. No placement fee will be charged on purchases of Class I Units. Class A Units are subject to an ongoing fee (the “Sub-Placement Agent Fee”) at an annualized rate of 0.60% of the aggregate net assets of the Fund attributable to Class A Units. Class I Units are not subject to the Sub-Placement Agent Fee.

The Fund’s financial statements should be read in conjunction with the Master Fund’s financial statements, which are included as Appendix A.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

8

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2017

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Tax Information: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

The Fund has adopted a tax year end of September 30 (“Tax Year”). As such, the Fund’s tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 year ended March 31, 2017, but after the Tax Year ended September 30, 2016 will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2017.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. Tax years 2016, 2015 and 2014 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2017, the Fund did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gains or loss items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the Tax Year ended September 30, 2016 and September 30, 2015 was as follows:

	2016	2015
Long-term capital gains	$49,998,447	$29,985,270

As of September 30, 2016, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	11,581,161
Unrealized appreciation	(31,472,587)
Accumulated capital & other losses	(1,162,407)
Other differences	(96,611)
Total accumulated earnings	$(21,150,444)

[a]	The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax treatment of partnerships.

[b]	At September 30, 2016, the Fund had a qualified late-year ordinary loss deferral of $(1,162,407) which is deemed to arise on October 1, 2016.

9

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2017

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Permanent book and tax differences resulted in reclassification for the tax year ended September 30, 2016 as follows:

Paid in capital	$37,082,243
Accumulated net investment loss	11,723,207
Accumulated net realized gain	(48,805,450)

Permanent book and tax differences, primarily attributable to partnerships and net operating loss, resulted in reclassifications for the tax year ended September 30, 2016. These reclassifications had no effect on net assets.

The March 31, 2017 book cost has been adjusted for book/tax basis differences as of the Fund’s last tax year end, September 30, 2016. The cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of March 31, 2017 are noted below.

Federal tax cost of investments	$869,358,875
Gross unrealized appreciation	25,586,519
Gross unrealized depreciation	(31,715,955)
Net unrealized depreciation	(6,129,436)

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Allocations from the Master Fund: In accordance with U.S. GAAP, the Fund, as the holder of Interests in the Master Fund, records in its financial statements its allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation in the Master Fund.

Investment Transactions: Expenses that are specifically attributed to the Fund are accrued and charged to the Fund. Although the Fund bears its proportionate share of the management fees paid by the Master Fund, the Fund pays no direct management fee to the Adviser.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Multiple Classes of Units: All Investors bear the common expenses of the Fund. Dividends are declared separately for each class. Income, non-class specific expenses and realized and unrealized gains and losses are allocated monthly to each class of Units based on the value of total Units outstanding of each class, without distinction between Unit classes. Expenses attributable to a particular class of Units, such as Sub-Placement Agent Fee, are allocated directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2017

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

Reclassifications: The Fund has revised the presentation of the Financial Highlights for the periods ended on or prior to March 31, 2016 to be comparable with the current year presentation.

3.	RELATED PARTY TRANSACTIONS AND OTHER

During the year ended March 31, 2017, the Adviser was due $5,672 for expense payments made on behalf of the Fund and it is included in Payable to Adviser in the Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Fund for any amounts thereunder.

Effective January 1, 2017, each member of the Board who is not an “interested person” of the Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $14,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Lead Independent Director receives an additional $2,000 annual retainer and the Audit Chair Independent Director receives an additional $2,000 annual retainer. Through December 31, 2016, each Independent Director received an annual retainer of $12,000 plus a fee of $1,000 for each meeting attended and a fee of $500 for each meeting by phone. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Independent Directors for the year ended March 31, 2017 was $73,282 which is included in the Statement of Operations.

During the year ended March 31, 2017, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $10,000 which is included in Directors’ and Officer fees in the Statement of Operations.

Certain Officers and Directors of the Fund are also Officers of the Adviser and are registered representatives of Foreside Fund Services, LLC.

4.	ADMINISTRATION, CUSTODIAN FEES AND DISTRIBUTION

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2017, the total administration fees were $26,500 which is included as accounting and administration fees in the Statement of Operations, of which $6,625 was payable and is included as accounting and administration fees payable in the Statement of Assets and Liabilities at March 31, 2017.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Fund.

Foreside Fund Services, LLC (the “Placement Agent”) acts as the placement agent of the Fund’s Units. Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain sub-placement agents for distribution services and to provide related sales support services to Investors. The Fund pays a quarterly Sub-Placement Agent Fee out of the net assets of Class A Units at the annual rate of 0.60% of the aggregate net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units). The Sub-Placement Agent Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Sub-Placement Agent Fee regardless of how long they have held their Class A Units. The Sub-Placement Agent Fee is paid to the Placement Agent to reimburse it for payments made to sub-placement agents. Payment of the Sub-Placement Agent Fee is governed by the Fund’s Distribution Plan, which was adopted by the Fund, pursuant to the conditions of the exemptive order issued by the Securities and Exchange Commission (“SEC”), with respect to Class A Units in compliance with Rule 12b-1 under the 1940 Act. For the year ended March 31, 2017, the total Sub-Placement Agent Fee was $3,872,733, of which $1,042,768 was payable at March 31, 2017.

11

CPG Carlyle Commitments Fund, LLC

Notes to Financial Statements (Continued)
March 31, 2017

5.	REPURCHASE OF UNITS

Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date. Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its interests.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the first anniversary of the Investor’s purchase of such Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining investors.

6.	INDEMNIFICATION

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnification or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2017 have been evaluated through the date the financial statements were issued. Subscriptions into the Fund for April 1, 2017 and May 1, 2017, equaled $3,913,965 and $1,650,353 for Class A Units and $5,712,000 and $2,240,000 for Class I Units, respectively.

12

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited)
March 31, 2017

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Fund and the Master Fund (together, the “Funds”) at a meeting on March 16, 2017. Because no additional advisory fee is charged under the Feeder Fund’s Advisory Agreement, both Investment Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser, the adviser under each Advisory Agreement, information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Funds was appropriate and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds the (“Comparable Funds”). It was noted that one of the Comparable Funds had recently commenced operations and comparable performance information was not available. Although the Funds underperformed its Comparable Funds and indices for the calendar year 2016, it was noted that the Funds outperformed the MSCI World Index since the inception of the Funds. In addition, it was noted that the Funds outperformed the indices for the calendar year 2015 and that the Class I units outperformed three of the five most similarly structured Comparable Fund for the six months ended September 30, 2016. The Directors observed that, as a fund focused primarily on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the

13

CPG Carlyle Commitments Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2017

Adviser’s statement that it believed that its allocation and strategy over the year has added value through its selection of the underlying funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), two of the Comparable Funds were multi-manager funds and the other two Comparable Funds were private equity funds that were not subject to regulatory liquidity coverage requirements. It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fee was within the range of the Comparable Funds, and that the most similar Comparable Fund had the same management fee as the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying slightly more). It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other private equity fund of fund product.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Funds were not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fee under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Advisory Agreements was in the best interests of the Funds and their investors.

14

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited)
March 31, 2017

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Master Fund (collectively, the “Independent Directors) and perform the same functions for the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The Master Fund’s statement of additional information (the “SAI”) includes information about the Directors and is available without charge, upon request, by calling (collect) 1-212-317-9200.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (72) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014); Executive Director of New York Society of Securities Analysts (2004-2006); President, BT Brokerage (1992-2001); Managing Director, Bankers Trust (1990-1992); Senior Vice President, Bankers Trust (1983-1990)	3	None
Kristen M. Leopold (49) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of WFL Real Estate Services, LLC (2007-Present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	3	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (66) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	3	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (57) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since 2016	Managing Director, New York Venture Empire State Development (2016-Present); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	2	None

15

CPG Carlyle Commitments Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2017

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (57) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	3	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (49) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (51) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term - Indefinite Length - Since 2016	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A

16

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CPG Carlyle Commitments Master Fund, LLC

(formerly CPG Carlyle Master Fund, LLC)

Consolidated Financial Statements

For the Year Ended March 31, 2017

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents
For the Year Ended March 31, 2017

Report of Independent Registered Public Accounting Firm	1
Consolidated Schedule of Investments	2-5
Consolidated Statement of Assets and Liabilities	6
Consolidated Statement of Operations	7
Consolidated Statements of Changes in Net Assets	8
Consolidated Statement of Cash Flows	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	11-18
Other Information (unaudited)	19-20
Fund Management (unaudited)	21-22

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm
March 31, 2017

The Board of Directors and Unit holders of
CPG Carlyle Commitments Master Fund, LLC

We have audited the accompanying consolidated statement of assets and liabilities of CPG Carlyle Commitments Master Fund, LLC (formerly, CPG Carlyle Master Fund, LLC) (the “Fund”), including the consolidated schedule of investments, as of March 31, 2017, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in Investment Funds, Direct Investments and Short-Term Investments as of March 31, 2017, by correspondence with management of the underlying Investment Funds and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of CPG Carlyle Commitments Master Fund, LLC at March 31, 2017, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 30, 2017

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments
March 31, 2017

Investment Funds — 65.16%	Geographic Region	Cost	Fair Value
Co-Investments — 7.48%
Carlyle ECI Coinvestment, L.P. [a]	North America	$3,015,557	$4,420,493
Carlyle Havasu Coinvestment, L.P. [a]	North America	7,235,350	7,228,057
Carlyle Interlink Coinvestment, L.P. [a]	North America	3,429,322	1,945,496
Carlyle Mars Partners [a]	Asia/Pacific	3,073,495	2,865,365
Carlyle RDSL Coinvestment, L.P. [a]	South America	13,527,438	20,502,035
Carlyle Sapphire Partners, L.P. [a]	North America	9,180,000	9,149,185
CEMOF II Master Co-Investment Partners, L.P. [a]	North America	4,155,145	4,328,209
CSP III Canaveral Co-investment (Cayman), L.P. [a]	North America	4,128,441	4,183,857
CSP III Magellan Co-investment (Cayman), L.P. [a]	North America	4,519,908	2,687,657
Carlyle PIB Coinvestment, L.P. [a]	Europe	14,553,513	13,604,753
Riverstone Fieldwood Fund, L.P. [a]	North America	306,938	490,510
Total Co-Investments		67,125,107	71,405,617

Primary Investments — 14.77%
Carlyle Asia Growth Partners V, L.P. [a]	Asia/Pacific	2,963,024	2,837,522
Carlyle Asia Partners IV, L.P. [a]	Asia/Pacific	36,909,370	45,464,905
Carlyle Europe Technology Partners III, L.P. [a]	Europe	10,876,560	12,169,481
Carlyle Global Financial Services Partners II, L.P. [a]	Global	28,533,277	28,195,583
Carlyle International Energy Partners, L.P. [a]	Global	8,007,852	8,216,942
Carlyle Partners VI, L.P. [a]	North America	12,635,611	12,858,851
Carlyle Strategic Partners III, L.P. [a]	North America	7,773,812	8,316,130
Golub Capital Partners 10, L.P. [a]	North America	18,750,000	18,750,000
JLL Partners Fund VII, L.P. [a]	North America	4,755,976	4,138,176
Total Primary Investments		131,205,482	140,947,590

Secondary Investments — 42.91%
Aberdeen Venture Partners IV, L.P. [a]	North America	246,931	602,967
Audax Private Equity Fund, L.P. [a]	North America	22,196	38,199
Brazil Buyout Coinvestment, L.P. [a]	South America	133,482	107,810
Caliburn Strategic Fund [a]	Europe	369,280	583,916
Carlyle Asia Growth Partners III, L.P. [a]	Asia/Pacific	2,709,511	1,404,706
Carlyle Asia Growth Partners III Coinvestment, L.P. [a]	Asia/Pacific	133,035	241,255
Carlyle Asia Growth Partners IV, L.P. [a]	Asia/Pacific	35,770,438	37,641,193
Carlyle Asia Growth Partners IV Coinvestment, L.P. [a]	Asia/Pacific	1,583,880	1,429,868
Carlyle Asia Partners II, L.P. [a]	Asia/Pacific	5,218,584	2,494,764
Carlyle Asia Partners II Coinvestment, L.P. [a]	Asia/Pacific	2,982,993	1,010,270
Carlyle Asia Partners III, L.P. [a]	Asia/Pacific	7,864,685	12,701,669
Carlyle Asia Partners III Coinvestment, L.P. [a]	Asia/Pacific	1,035,305	1,003,516
Carlyle Energy Mezzanine Opportunities Fund, L.P. [a]	North America	4,617,001	5,173,083
Carlyle Europe Partners II, L.P. [a]	Europe	2,871,909	621,940
Carlyle Europe Partners II Coinvestment, L.P. [a]	Europe	1,089,977	853,363
Carlyle Europe Partners II Investment Holdings, L.P. - Ensus II [a]	Europe	177,861	183,419

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2017

Investment Funds — 65.66% (Continued)	Geographic Region	Cost	Fair Value
Carlyle Europe Partners III, L.P. [a]	Europe	$5,009,997	$3,809,368
Carlyle Europe Partners III Investment Holdings, L.P. [a]	Europe	5,188,590	3,593,826
Carlyle Europe Technology Partners, L.P. [a]	Europe	—	445,678
Carlyle Europe Technology Partners Coinvestment, L.P. [a]	Europe	11,467	16,814
Carlyle Europe Technology Partners II Coinvestment, L.P. [a]	Europe	321,237	111,739
Carlyle Global Financial Services Partners, L.P. [a]	Global	21,011,541	36,606,914
Carlyle Global Financial Services Partners Coinvestment, L.P. [a]	Global	350,074	402,785
Carlyle Global Financial Services Partners II Coinvestment, L.P. [a]	Global	36,523	306,605
Carlyle Infrastructure Partners, L.P. [a]	North America	18,476,871	17,859,937
Carlyle Japan Partners II, L.P. [a]	Asia/Pacific	4,617,748	8,293,646
Carlyle Japan Partners II Coinvestment, L.P. [a]	Asia/Pacific	1,215,520	772,511
Carlyle Mezzanine Partners II, L.P. [a]	North America	9,736,402	10,008,895
Carlyle Partners IV, L.P. [a]	North America	—	1,117,887
Carlyle Partners IV Coinvestment, L.P. [a]	North America	670,029	363,253
Carlyle Partners V, L.P. [a]	North America	65,565,789	76,009,151
Carlyle Partners V Coinvestment, L.P. [a]	North America	6,569,793	4,028,601
Carlyle Partners V Coinvestment (Cayman), L.P. [a]	North America	1,493,811	225,985
Carlyle Partners VI [a]	North America	2,783,283	3,136,287
Carlyle Partners VI Coinvestment A, L.P. [a]	North America	8,689	1,179
Carlyle Partners VI Coinvestment A (Cayman), L.P. [a]	North America	251,746	359,803
Carlyle/Riverstone Global Energy and Power Fund II, L.P. [a]	North America	865,652	430,987
Carlyle/Riverstone Global Energy and Power Fund III, L.P. [a]	North America	3,732,586	1,649,072
Carlyle Strategic Partners II, L.P. [a]	North America	7,547,505	7,701,858
Carlyle Strategic Partners II Coinvestment, L.P. [a]	North America	686,829	375,743
Carlyle Strategic Partners III Coinvestment, L.P. [a]	North America	418,689	484,856
Carlyle U.S. Equity Opportunity Fund [a]	North America	1,374,355	1,286,961
Carlyle U.S. Equity Opportunity Fund Coinvestment, L.P. [a]	North America	126,646	115,981
Carlyle Venture Partners II Coinvestment, L.P. [a]	North America	250,150	473,222
Carlyle Venture Partners III Coinvestment, L.P. [a]	North America	408,416	267,688
Cerberus Asia Partners, L.P. Series Two [a]	Asia/Pacific	878,038	1,950,184
Cerberus Institutional Overseas III, Ltd. [a]	North America	253,097	476,076
Cerberus Institutional Partners III, L.P. [a]	North America	1,458,709	2,703,263
Cerberus International SPV, Ltd. Class B-8 [a]	North America	6,308,949	6,645,816
ComVentures V, L.P. [a]	North America	19,481	30,904
Francisco Partners, LP [a]	North America	145,048	176,942
JLL Partners Fund V, L.P. [a]	North America	18,514,004	20,600,127
LSVP VI Trust [a]	North America	28,165	83,097
Madison Dearborn Capital Partners IV [a]	North America	191,801	372,802
MENA Coinvestment, L.P. [a]	North America	406,082	287,033
Mexico Coinvestment, L.P. [a]	North America	3,552	10,663
New Enterprise Associates 9, L.P. [a]	North America	73,137	100,448
Newport Global Opportunities Fund, L.P. [a]	North America	30,205,083	37,189,474
Riverstone/Carlyle Global Energy and Power Fund IV, L.P. [a]	North America	9,697,065	7,625,472

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2017

Investment Funds — 65.66% (Continued)	Geographic Region	Cost	Fair Value
Riverstone/Carlyle Renewable and Alternative Energy Fund II, L.P. [a]	North America	$2,252,962	$2,833,980
Riverstone Global Energy and Power Fund V, L.P. [a]	North America	10,197,061	7,924,633
Sevin Rosen Fund VIII, L.P. [a]	North America	26,494	62,373
Strategic Value Global Opportunities Feeder Fund 1-A, L.P. [a]	North America	4,166,023	5,585,612
Strategic Value Global Opportunities Fund 1-A, L.P. [a]	North America	265,524	357,661
Strategic Value Global Opportunities Master Fund, L.P. [a]	North America	630,476	673,260
Strategic Value Restructuring Fund [a]	North America	4,462	7,872
Strategic Value Special Situations Feeder Fund, L.P. [a]	North America	28,413,316	36,044,203
Strategic Value Special Situations Fund, L.P. [a]	North America	2,383,683	3,018,933
Summit Ventures VI-A, L.P. [a]	North America	319,871	579,435
Three Arch Capital, L.P. [a]	North America	102,025	154,659
Twin Haven Special Opportunities II Liquidating Trust [a]	North America	1,026,674	755,428
Varde Investment Partners LP [a]	North America	12,190	44,076
Venture Lending & Leasing III, LLC [a]	North America	96,800	175,774
WLR Recovery IV, L.P. [a]	North America	14,634,412	26,647,095
Total Secondary Investments		358,271,190	409,466,465
Total Investment Funds		$556,601,779	$621,819,672

Direct Investments — 0.21%
Interlink Maritime Corp.	North America	$3,414,224	$1,980,250
Total Direct Investments		3,414,224	1,980,250
Total Investments		$560,016,003	$623,799,922

Short-Term Investments — 37.82%	Cost	Fair Value
Certificate of Deposit — 4.19%
Bank of America N.A., 1.08%, 5/1/2017	$20,000,000	$20,003,600
Bank of America N.A., 1.21%, 8/1/2017	20,000,000	20,003,200
Total Certificate of Deposit	40,000,000	40,006,800

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments (Continued)
March 31, 2017

Short-Term Investments — 37.82% (Continued)	Cost	Fair Value
Money Market Funds — 33.63%
Fidelity Institutional Money Market Portfolio, Class I, 0.60% [b]	$8,243,210	$8,243,210
Fidelity Institutional Prime Money Market Portfolio, Class I, 0.99% [b]	77,663,907	77,688,639
Goldman Sachs Financial Square Money Market Fund, Class I, 0.97% [b]	77,675,821	77,688,639
Morgan Stanley Institutional Liquidity Fund, Class I, 0.58% [b]	1,910,915	1,910,915
Wells Fargo Advantage Cash Investment Money Market Fund, Class Select, 0.96% [b]	77,657,702	77,688,639
Wells Fargo Advantage Heritage Money Market Fund, Class Select, 0.96% [b]	77,663,893	77,688,639
Total Money Market Funds	320,815,448	320,908,681
Total Short-Term Investments	$360,815,448	$360,915,481

Total Investments — 103.19%	$920,831,451	$984,715,403
Liabilities in excess of other assets — (3.19%)		(30,428,631)
Net Assets — 100.00%		$954,286,772

[a]	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale.

[b]	The rate shown is the annualized 7-day yield as of March 31, 2017.

Investments as of March 31, 2017

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	7.48%
Primary Investments	14.77%
Secondary Investments	42.91%
Total Investment Funds	65.16%
Direct Investments	0.21%
Total Direct Investments	0.21%
Short-Term Investments
Certificate of Deposit	4.19%
Money Market Funds	33.63%
Total Short-Term Investments	37.82%
Total Investments	103.19%
Liabilities in excess of other assets	(3.19%)
Total Net Assets	100.00%

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2017

Assets
Investments, at fair value (cost $560,016,003)	$623,799,922
Short-term investments, at fair value (cost $360,815,448)	360,915,481
Cash	147,093
Receivable for distributions from Investment Funds	1,010,466
Prepaid expenses and other assets	60,707
Total Assets	985,933,669

Liabilities
Payable for investments purchased, not yet settled	17,852,619
Payable for shares repurchased, due to Feeder	9,856,168
Capital contributions received in advance	1,929,952
Payable to Adviser	965,520
Income tax payable	476,452
Professional fees payable	412,577
Accounts payable and other accrued expenses	153,609
Total Liabilities	31,646,897
Net Assets	$954,286,772

Composition of Net Assets
Paid in capital	$799,345,609
Accumulated net investment loss	(16,108,126)
Accumulated net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	104,560,054
Accumulated net change in unrealized appreciation on investments and other foreign currency denominated assets and liabilities, net of income taxes	66,489,235
Net Assets	$954,286,772

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations
For the Year Ended March 31, 2017

Investment Income
Dividend income	$9,567,842
Interest income	289,353
9,857,195
Expenses
Management fee	10,695,981
Professional fees	1,154,624
Accounting and administration fees	540,195
Custody fees	115,360
Directors’ and Officer fees	83,282
Insurance expense	38,169
Other fees	93,829
Net Expenses	12,721,440

Net Investment Loss	(2,864,245)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities
Net realized gain/(loss) from:
Investments	58,867,925
Foreign currency	118,256
Income tax expense	(1,503,708)
Net change in unrealized appreciation/(depreciation) on:
Investments	43,124,412
Foreign currency	(4,391)
Income tax expense	449,489
Net Realized Gain and Change in Unrealized Appreciation on Investments and Other Foreign Currency Denominated Assets and Liabilities	101,051,983

Net Increase in Net Assets Resulting from Operations	$98,187,738

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	Year Ended March 31, 2017	Year Ended March 31, 2016
Changes in Net Assets Resulting from Operations
Net investment loss	$(2,864,245)	$(6,369,151)
Net realized gain from investments and other foreign currency denominated assets and liabilities, net of income taxes	57,482,473	34,528,593
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of income taxes	43,569,510	(26,658,627)
Net Change in Net Assets Resulting from Operations	98,187,738	1,500,815

Change in Net Assets Resulting from Capital Transactions
Capital contributions	100,795,736	207,547,566
Capital withdrawals	(51,880,863)	(26,344,152)
Net Change in Net Assets Resulting from Capital Transactions	48,914,873	181,203,414

Total Net Increase in Net Assets	147,102,611	182,704,229

Net Assets
Beginning of year	807,184,161	624,479,932
End of year	$954,286,772	$807,184,161
Accumulated Net Investment Loss	$(16,108,126)	$(13,243,881)

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2017

Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$98,187,738
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(58,867,925)
Net change in unrealized appreciation on investments	(43,124,412)
Purchases of Investment Funds	(200,577,808)
Capital distributions received from Investment Funds	221,060,862
Net purchases of short-term investments	(72,055,802)
(Increase)/Decrease in Assets:
Receivable for distributions from Investment Funds	(457,853)
Income tax receivable	688,520
Prepaid expenses and other assets	10,652
Increase/(Decrease) in Liabilities:
Payable for investments purchased, not yet settled	(3,612,695)
Payable to Adviser	(1,440,234)
Income tax payable	476,452
Professional fees payable	154,321
Accounts payable and other accrued expenses	17,699
Net Cash Used in Operating Activities	(59,540,485)

Cash Flows from Financing Activities:
Proceeds from capital contributions, including capital contributions received in advance	102,725,688
Payments for shares repurchased	(48,377,465)
Net Cash Provided by Financing Activities	54,348,223

Net change in Cash	(5,192,262)
Cash at beginning of year	5,339,355
Cash at end of year	$147,093

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Period from June 1, 2013 (Commencement of Operations) to March 31, 2014
Net Assets:
Net Assets, end of year/period (in thousands)	$954,287	$807,184	$624,480	$276,698

Ratios/Supplemental Data:
Net Investment Loss	(0.32%)	(0.86%)	(1.02%)	(1.60	%)(1)
Gross Expenses (2)	1.44%	1.38%	1.39%	2.11	%(1)
Expense Recoupment/(Waiver)	—	—	0.05%	(0.19	%)(1)
Net Expenses (3)	1.44%	1.38%	1.44%	1.92	%(1)
Portfolio Turnover Rate	0.00%	0.00%	0.00%	0.00	%(4)
Total Return (5)	11.45%	0.54%	8.01%	15.92	%(4)

(1)	Annualized for periods less than one full year.

(2)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or expense recoupment by the advisor.

(3)	Included in the above ratio are other expenses of 0.23% as of March 31, 2017, 0.25% as of March 31, 2016, 0.23% as of March 31, 2015 and 0.70% as of March 31, 2014.

(4)	Not annualized.

(5)
Total investment return reflects the changes in net asset value based on the effects of the performance of the Master Fund during the year/period and adjusted for cash flows related to capital contributions during the year/period. Total returns shown exclude the effect of applicable sales charges and redemption fees.

See accompanying notes to financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements
March 31, 2017

1.	ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), a wholly owned entity, is consolidated in the Master Fund’s financial statements. The Master Fund’s investment adviser is Central Park Advisers, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), Co-Investments and direct investments (“Direct Investments”) sponsored by The Carlyle Group L.P. and its affiliates (“Carlyle”) with an emphasis on private equity funds. Effective March 22, 2017 the Master Fund changed its name from CPG Carlyle Master Fund, LLC.

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund.

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2017, the Feeder Fund owns 100.00% of the Master Fund’s Interests with the Adviser owning an amount which rounded to less than 0.00%.

Interests are generally offered as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor of the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. The Master Fund is expected to incur taxable income upon realization of some of its investments. Accordingly, an allowance has been established in the amount the Master Fund expects to incur. For the year ended March 31, 2017, the total income tax expense $1,054,219 is included in the Statement of Operations. As of March 31, 2017, the Master Fund had a deferred tax liability of $476,452 which is included in the Statement of Assets and Liabilities. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund since the investors are individually liable for the taxes on their allocated share of such income or gains of the Master Fund.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Master Fund has adopted a tax year end of September 30. The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2017, the tax years from the year 2014 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current year. The Master Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2017, the Master Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality fixed-income securities, money market instruments and money market mutual funds, and are recorded at net asset value per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Investment Transactions: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

3.	PORTFOLIO VALUATION

Fair value is defined as the value that the Master Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●
Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Master Fund at NAV as of the measurement date, or within one year from measurement date.

●
Level 3 — significant unobservable inputs for the financial instrument (including the Master Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Master Fund does not have the ability to redeem at NAV as of the measurement date due to holding periods greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to, price transparency and the existence or absence of certain restrictions at the measurement date. The Master Fund has assessed the following factors in determining the fair value hierarchy of its investments in Investment Funds:

The private equity Investment Funds are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and co-investments. Co-investments (the “Co-investments”) represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments (the “Primary Investments”) are investments in newly established private equity funds. Secondary investments (the “Secondary Investments”) are investments in existing private equity funds that are acquired in privately negotiated transactions. Investment Funds subject to holding periods greater than one year are classified as Level 3 assets.

The NAV of the Master Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Board. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Master Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Master Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

3.	PORTFOLIO VALUATION (continued)

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. With respect to valuation of Direct Investments, they are fair valued typically by reference to the valuation utilized by the corresponding private equity fund.

The following table represents the investments carried at fair value on the Statement of Assets and Liabilities by level within the valuation hierarchy as of March 31, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Direct Investments	$—	$—	$1,980,250	$1,980,250
Short-term investments	320,908,681	40,006,800	—	360,915,481
Total	$320,908,681	$40,006,800	$1,980,250	$362,895,731

The Master Fund held Investment Funds with a fair value of $621,819,672 that are excluded from the fair value hierarchy as of March 31, 2017.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Direct Investments	Total
Balance as of April 1, 2016	$1,500,000	$1,500,000
Purchases	533,812	533,812
Sales	(124,075)	(124,075)
Realized Gain	4,487	4,487
Unrealized Appreciation/(Depreciation)	66,026	66,026
Balance as of March 31, 2017	$1,980,250	$1,980,250

The Master Fund recognizes transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 for the year ended March 31, 2017.

The amount of the net unrealized appreciation for the year ended March 31, 2017 relating to investments in Level 3 assets still held at March 31, 2017 is $66,026.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

3.	PORTFOLIO VALUATION (continued)

A listing of the investments held by the Master Fund and their attributes, as of March 31, 2017, that qualify for these valuations are shown in the table below.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies with focus on small, mid, or large capitalization companies	$376,318,947	$150,562,396	Up to 10 years	None	N/A	N/A
Growth Capital	Investments in established companies with strong growth characteristics	$111,179,031	$54,114,779	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	$136,301,944	$62,079,784	Up to 10 years	None	N/A	N/A

*
The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.	RELATED PARTY TRANSACTIONS AND OTHER

As of March 31, 2017, the Master Fund and CPG TCG had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date, and calculated before giving effect to any repurchase of shares on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. During the year ended March 31, 2017, the Adviser earned $10,695,981 of Management Fee which is included in the Statement of Operations, of which $965,520 was payable at March 31, 2017 and is included in Payable to Adviser in the Statement of Assets and Liabilities.

Pursuant to a license agreement between Carlyle Investment Management, L.L.C. and the Adviser (the “License Agreement”), the Adviser is permitted to use the mark “Carlyle” in connection with the offering, marketing, promotion, management and operation of the Fund. The Adviser believes that the Master Fund has benefitted and will continue to benefit from the License Agreement, in accordance with its terms. Nonetheless the Adviser will not seek reimbursement or payment from the Master Fund for any amounts thereunder.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

4.	RELATED PARTY TRANSACTIONS AND OTHER (continued)

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Effective January 1, 2017, each member of the Board who is not an “interested person” of the Master Fund (the “Independent Directors”), as defined by the 1940 Act, receives an annual retainer of $14,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Lead Independent Director receives an additional $2,000 annual retainer and the Audit Chair Independent Director receives an additional $2,000 annual retainer. Through December 31, 2016, each Independent Director received an annual retainer of $12,000 plus a fee of $1,000 for each meeting attended and a fee of $500 for each meeting by phone. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2017 was $73,282 which is included in the Statement of Operations.

During the year ended March 31, 2017, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $10,000 which is included in Directors’ and Officer fees in the Statement of Operations.

Certain Officers and Directors of the Master Fund are also Officers of the Adviser and CPG TCG and are registered representatives of Foreside Fund Services, LLC.

5.	ADMINISTRATION AND CUSTODIAN FEES

UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2017, the total administration fees were $540,195 which is included in accounting and administration fees in the Statement of Operations, of which $142,005 was payable at March 31, 2017 and is included in accounts payable and other accrued expenses in the Statement of Assets and Liabilities.

The Custodian is an affiliate of the Administrator and serves as the primary custodian of the assets of the Master Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

6.	INVESTMENTS

For the year ended March 31, 2017, total purchases and total proceeds from redemptions or other dispositions of investments amounted to $200,577,808 and $221,060,862, respectively. The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2017.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

7.	ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any Interest or portion of an Interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an Interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which Limited Liability Company agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

8.	REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or portion thereof. To provide a limited degree of liquidity to investors, the Master Fund may, from time to time, offer to repurchase Interests or portions thereof pursuant to written tenders by investors. Repurchases will be made at such times, in such amount and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Master Fund should offer to repurchase Interests, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Master Fund offer to repurchase Interests from investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Master Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

9.	COMMITMENTS

As of March 31, 2017, the Master Fund had outstanding investment commitments to Investment Funds totaling $265,059,491. Three Investment Funds have commitments denominated in Euros and one Investment Fund has commitments denominated in Japanese Yen. As of March 31, 2017, the unfunded commitments for these Investment Funds totaled €14,501,819 and ¥550,448,884, respectively. As of March 31, 2017, the exchange rate used for the conversion was 1.0648 USD/EUR and 111.37 JPY/USD, respectively. The U.S. dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount.

10.	INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Notes to Financial Statements (Continued)
March 31, 2017

11.	CREDIT FACILITY

The Master Fund maintains a credit facility (the “Facility”) with a maximum borrowing amount of $5,000,000 which is secured by certain interests in Investment Funds. A fee of 0.75% per annum is payable quarterly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the highest of (a) the Federal Funds Rate plus 2.50%, (b) the Bank of America N.A. prime rate plus 2.00% and (c) London Interbank Offer Rate plus 3.00%. For the year ended March 31, 2017, the Master Fund did not borrow under the Facility. The Facility expired on April 15, 2017. See Subsequent Event footnote below for information regarding the new facility.

12.	SUBSEQUENT EVENTS

The Master Fund entered into a new credit facility on April 20, 2017 with a maximum borrowing amount of $25,000,000 which is secured by certain interests in Investment Funds. A fee of 0.25% per annum is payable monthly in arrears on the unused portion, while the interest rate charged on borrowings in the case of Eurodollar Rate Loans the ICE LIBOR Rate plus 2.00% and in the case of Prime Rate Loans the rate of interest per annum publicly announced or determined from time to time by Signature Bank as its prime rate in effect.

Subsequent events after March 31, 2017 have been evaluated through the date the financial statements were issued. During this period, capital contributions into the Master Fund for April 1, 2017 and May 1, 2017, equaled $9,625,965 and $3,890,353, respectively. There were no subsequent subscriptions through the date the financial statements were issued.

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)
March 31, 2017

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9200 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Master Fund’s first and third fiscal quarters of each fiscal year. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Master Fund’s portfolio holdings as of the end of those fiscal quarters. The Master Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Advisory Agreement Approval

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), last evaluated the Investment Advisory Agreements (the “Advisory Agreements”) of the Master Fund and the Feeder Fund (together, the “Funds”) at a meeting on March 16, 2017. Because no additional advisory fee is charged under the Feeder Fund’s Investment Advisory Agreement, both Advisory Agreements were considered together. The Independent Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreements. The Directors discussed with the Adviser, the adviser under each Advisory Agreement, information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables prepared by the Adviser indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Funds, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Funds’ operations and the Adviser’s ability to provide advisory and other services to the Funds.

The Directors reviewed, among other things, the nature of the advisory services provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Funds. The Directors discussed the ability of the Adviser to manage the Funds’ investments in accordance with the Funds’ stated investment objectives and policies, as well as the services to be provided by the Adviser to the Funds, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Funds. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in investment, compliance and administrative services would be provided to the Funds. The Directors also recognized the benefits that the Funds derive from the resources available to the Adviser. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Funds was appropriate and that the personnel providing such services had sufficient expertise to manage the Funds.

The Directors reviewed the performance of the Funds and compared that performance to the performance of its comparative indices, and to the performance of other investment companies presented by the Adviser with similar strategies of investing in private equity funds the (“Comparable Funds”). It was noted that one of the Comparable Funds had recently commenced operations and comparable performance information was not available. Although the Funds underperformed its Comparable Funds and indices for the calendar year 2016, it was noted that the Funds outperformed the MSCI World Index since the inception of the Funds. In addition, it was noted that the Funds outperformed the indices for the calendar year 2015 and that the Class I units outperformed three of the five most similarly structured Comparable Fund for the six months ended September 30, 2016. The Directors observed that, as a fund focused primarily on a single manager, the Funds’ performance will be driven in large measure by the performance of the underlying Carlyle funds, and considered the

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited) (Continued)
March 31, 2017

Adviser’s statement that it believed that its allocation and strategy over the year has added value through its selection of the underlying funds. The uniqueness of the Funds was noted when comparing performance to the Comparable Funds. It was noted that one of the Comparable Funds had significant direct investments (which do not have the fees of the underlying funds and may not always entail unfunded commitment obligations), two of the Comparable Funds were multi-manager funds and the other two Comparable Funds were private equity funds that were not subject to regulatory liquidity coverage requirements. It was noted that the Funds are a bespoke offering.

The Directors next considered the advisory fee being charged by the Adviser for its services to the Funds, as compared to those charged to the Comparable Funds. The information presented to the Directors showed that the Funds’ management fee was within the range of the Comparable Funds, and that the most similar Comparable Fund had the same management fee as the Funds (although it was noted that the methodologies used to calculate the fees were different and may result in the Funds paying slightly more). It was further noted that the Funds did not charge an incentive fee. The Directors also noted that the Adviser did not act as discretionary adviser to any other private equity fund of fund product.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreements were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Funds were not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fee under the Advisory Agreements did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Advisory Agreements was in the best interests of the Funds and their investors.

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)
March 31, 2017

Board members of the Master Fund, together with information as to their positions with the Master Fund, principal occupations and other board memberships for the past five years, are shown below.

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Master Fund (collectively, the “Independent Directors) and perform the same functions for the Master Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation. The Master Fund’s statement of additional information (the “SAI”) includes information about the Directors and is available without charge, upon request, by calling (collect) 1-212-317-9200.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Joan Shapiro Green (72) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Executive Director of National Council of Jewish Women New York (2007-2014) ; Executive Director of New York Society of Securities Analysts (2004-2006); President, BT Brokerage (1992-2001); Managing Director, Bankers Trust (1990-1992); Senior Vice President, Bankers Trust (1983-1990)	3	None
Kristen M. Leopold (49) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of WFL Real Estate Services, LLC (2007-Present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	3	Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Strategy Fund
Janet L. Schinderman (66) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term - Indefinite Length - Since Inception	Self-Employed Educational Consultant since 2006; Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990-2006)	3	Advantage Advisers Xanthus Fund, L.L.C.
Sharon J. Weinberg (57) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director	Term Indefinite Length - Since 2016	Managin Director, New York Venture Empire State Development (2016-Present); Managing Director, JPMorgan Asset Management (2000 - 2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	2	None

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited) (Continued)
March 31, 2017

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INTERESTED DIRECTORS
Mitchell A. Tanzman (57) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Director and Principal Executive Officer	Term - Indefinite Length - Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services’ Alternative Investment Group (1998-2005); Operating Committee Member of UBS Financial Services, Inc. (2004-2005)	3	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (49) c/o Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Principal Accounting Officer	Term - Indefinite Length - Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006	N/A	N/A
Seth L. Pearlstein (51) Central Park Group, LLC 805 Third Avenue, 18th Floor New York, NY 10022 Chief Compliance Officer	Term - Indefinite Length - Since 2016	Chief Compliance Officer of Central Park Group LLC since 2015; General Counsel and Chief Compliance Officer of W.P. Stewart & Co., Ltd. (2008-2014); previously, Associate General Counsel (2002-2007)	N/A	N/A

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e) Not applicable.

(f)
(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(2) Not applicable.
(3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that he/she is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2016 and $62,000 for 2017.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $34,000 for 2016 and $59,000 for 2017.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $64,500 for 2016 and $89,500 for 2017.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, has served as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group since 2006. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2017.

Gregory Brousseau

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts [1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
1	$223 thousand	1	$86 million	0	n/a

Mitchell A. Tanzman

Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts[1]	Assets Managed	Number of Accounts[1]	Assets Managed	Number of Accounts	Assets Managed
1	$223 thousand	1	$86 million	0	n/a

[1]	Neither account charges any performance-based advisory fees.

Neither of the Fund's Portfolio Managers beneficially owns any Units of the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to semi-annual reports.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by the registrant’s management and by the registrant’s Investors who have sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, NY 10017, such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the nominating committee. The nominating committee meets as is necessary or appropriate.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Fund, LLC

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
(Principal Executive Officer)

Date	June 8, 2017

By (Signature and Title)*	/s/ Michael Mascis
Michael Mascis
(Principal Financial Officer)

Date	June 8, 2017

*	Print the name and title of each signing officer under his or her signature.